UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 4, 2007

Pacific Biometrics, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-21537	93-1211114
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

220 West Harrison St., Seattle, Washington		98119
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	206-298-0068

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

On September 4, 2007, the Audit Committee of Pacific Biometrics, Inc. approved a change in Pacific Biometrics’ independent registered public accounting firm for the fiscal year ended June 30, 2007, from Williams & Webster P.S. ("Williams & Webster") to PMB Helin Donovan, LLP ("PMB Helin Donovan"). On September 5, 2007, the company entered into an engagement agreement with PMB Helin Donovan to serve as its new independent registered public accountants.

Williams & Webster’s report on the financial statements for the fiscal years ended June 30, 2005 and 2006, contained no adverse opinion or disclaimer of opinion, nor was any such report qualified as to uncertainty, audit scope, or accounting principles. Williams & Webster’s audit report as of and for the fiscal year ended June 30, 2005 contained an explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the fiscal years ended June 30, 2005 and 2006, and during the interim period between July 1, 2006, and September 4, 2007, there were no disagreements with Williams & Webster on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Williams & Webster, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

Pacific Biometrics has requested that Williams & Webster furnish it a letter addressed to the Securities and Exchange Commission stating whether Williams & Webster agrees with the disclosure in response to this Item 4.01. Williams & Webster’s letter to the Securities and Exchange Commission, dated September 4, 2007, is attached as Exhibit 16.1 to this Form 8-K.

During the prior two fiscal years and the subsequent interim period prior to the engagement of PMB Helin Donovan on September 5, 2007, Pacific Biometrics did not consult with PMB Helin Donovan regarding the application of accounting principles to any specific transaction, whether completed or proposed; on the type of audit opinion that might be rendered on Pacific Biometrics’ financial statements; or on any matter that was either the subject of a disagreement or a reportable event.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No. Description

16.1 Letter of Williams & Webster dated September 4, 2007, regarding change in certifying public accountant

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Biometrics, Inc.

September 6, 2007	By:	/s/ Mario R. Ehlers

Name: Mario R. Ehlers
Title: Chief Medical Officer

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Exhibit Index

Exhibit No.	Description

16.1	Letter of Williams & Webster dated September 4, 2007, regarding change in certifying public accountant